BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number C24805-2004
Barbara K. Cegavske (signature)	Filing Number 20211340970
Secretary of State State Of Nevada	Filed On 3/26/2021 10:00:00 AM
	Number of Pages 4

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☐ Reinstatement ☒ Revival

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity Information:

Name of entity as on file with the Nevada Secretary of State:
SPORTS POUCH BEVERAGE COMPANY, INC.
Entity or Nevada Business Identification Number (NVID): NV20041592878

2. Registered Agent for Service of Process: (Check only one box)

☒ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or Position with Entity (title and address below)

EASTBIZ.COM
Name of Registered Agent OR Title of Office or Position with Entity

5348 VEGAS DRIVE	LAS VEGAS	Nevada 89108
Street Address	City	Zip Code
		Nevada
Mailing Address (if different from street address)	City	Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X ______________________________
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate: 03/18/2021

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be. PERPETUAL or

5. Current List:

Reinstatements List of Officers, Managers, Managing Members, General Partners, Managing Partners, Trustee or Subscribers

Revivals List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE PRESIDENT, OR EQUIVALENT OF: Title PRESIDENT

MARY LOUISE ARVIZU		U.S.A.	
Name		Country	
1005 N. CENTER AVENUE, # 7101	ONTARIO	CA	91764
Address	City	State	Zip/Postal Code

CORPORATION, INDICATE THE SECRETARY, OR EQUIVALENT OF: Title: SECRETARY

STEVE TRUONG		U.S.A.	
Name		Country	
9191 BOLSA AVENUE, SUITE 204	WESTMINSTER	CA	92683
Address	City	State	Zip/Postal Code

CORPORATION, INDICATE THE TREASURER, OR EQUIVALENT OF: Title TREASURER

MARY LOUISE ARVIZU		U.S.A.	
Name		Country	
1005 N. CENTER AVENUE, # 7101	ONTARIO	CA	91764
Address	City	State	Zip/Postal Code

(Continued on next page)

This form must be accompanied by appropriate fees

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

5. Current List *Continued:*

CORPORATION, INDICATE THE DIRECTOR:

Name	Country
MARY LOUISE ARVIZU	U.S.A.

Address	City	State	Zip/Postal Code
1005 N. CENTER AVENUE, # 7101	ONTARIO	CA	91764

FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR:

Name	Country

Address	City	State	Zip/Postal Code

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

[X] Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81

- [X] The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured, furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.
- [ ] The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

[ ] Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

- [ ] The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured, furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.
- [ ] The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

[ ] Revival pursuant to 82

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

6. Statement of Fact Continued:
(Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:
The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:
The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:
The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A.

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:
The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures:
(Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Signature	Title	Date
X /s/ Mary Louise Arvizu	President	03/24/2021
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	Title	Date
X /s/ Steve Truong	Secretary	03/24/2021
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer	Title	Date

FORM WILL BE RETURNED IF UNSIGNED.